CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Drew Horter, President of the Tactical Investment Series Trust, (the “Funds"), certify that:

1.

The N-CSR of the Funds for the period ended December 31, 2021 (the “Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Drew Horter _______
Drew Horter
Principal Executive Officer/President

Date:	March 23, 2022

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO GEMINI FUND SERVICES, LLC AND WILL BE RETAINED BY GEMINI FUND SERVICES, LLC AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Brian Curley, Treasurer of the Tactical Investment Series Trust, (the “Funds"), certify that:

1.

The N-CSR of the Funds for the period ended December 31, 2021 (the “Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Brian Curley_______
Brian Curley
Principal Financial Officer/Treasurer

Date:	March 23, 2022

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO GEMINI FUND SERVICES, LLC AND WILL BE RETAINED BY GEMINI FUND SERVICES, LLC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.